LOAN TRANSFER ADDENDUM

            This Loan Transfer Addendum (the "Addendum") is made and entered into as of the 20th day of November, 2002, by and among SLC Student Loan Trust-I (the "Purchaser") acting by and through Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company, not individually but solely as eligible lender trustee (the "Purchaser Trustee") and SLC Student Loan Receivables I, Inc. (the "Seller") acting by and through Deutsche Bank Trust Company Americas, not individually but solely as eligible lender trustee (the "Seller Trustee").

            WHEREAS, the parties hereto entered into the Loan Sale and Contribution Agreement, dated as of March 27, 2002 (the "Loan Sale and Contribution Agreement"), and the Seller wishes to sell and contribute a portfolio of Eligible Loans to the Purchaser (as defined in the Loan Sale and Contribution Agreement), pursuant to and in accordance with the terms and conditions of the Loan Sale and Contribution Agreement.

            NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto agree as follows:

            1. Definitions. All capitalized terms in this Addendum shall have the same meanings given to them in the Loan Sale and Contribution Agreement, unless otherwise specifically stated herein.

            2. Sale and Contribution of Eligible Loans. Subject to the terms and conditions of the Loan Sale and Contribution Agreement and in reliance upon the representations, warranties and covenants as set forth in the Loan Sale and Contribution Agreement, the Seller agrees to sell and contribute to the Purchaser Trustee, as trustee under the Eligible Lender Trust Agreement on behalf of the Purchaser, a portfolio of Eligible Loans identified in the Loan Transfer Schedule attached hereto, having an aggregate outstanding principal balance of approximately $202,600,000 (the "Current Purchase Portfolio"). The difference between the fair market value of the FFELP Loans and the purchase price of the Current Purchase Portfolio shall be considered a capital contribution by the Seller to the Purchaser.

            3. Purchase Price. Subject to the terms and conditions of the Loan Sale and Contribution Agreement, the Purchaser agrees to acquire the Eligible Loans in the Current Purchase Portfolio for a purchase price equal to the sum of
(A) 100% of the aggregate unpaid principal balance thereon plus (B) 100% of the accrued and unpaid interest thereon, each as of the Loan Purchase Date set forth in Section 4 hereof plus (C) the entire amount of any origination fee which is authorized to be charged by the Higher Education Act with respect to the FFELP Loan being transferred.

            4. Loan Purchase Date. The Loan Purchase Date shall be no later than November 20, 2002.

            5. Representations and Warranties. The Seller hereby makes the representations and warranties set forth in (i) Section 4(a) of the Loan Sale and Contribution Agreement, with respect to all the FFELP Loans and (ii) Section 10 (a) of the Loan Sale and Contribution Agreement, with respect to the MPN Loans as of the Loan Purchase Date set forth in Section 4 hereof.

            6. Effect on Loan Sale and Contribution Agreement. This Addendum sets forth the terms of sale and contribution solely with respect to the Current Purchase Portfolio. This Addendum shall have no effect upon any other sale or contribution of any Eligible Loans consummated or contemplated prior to or after the Loan Purchase Date, and all other terms, conditions and agreements contained in the Loan Sale and Contribution Agreement shall remain in full force and effect. Prior or subsequent sales and contributions of Eligible Loans shall each be governed by a separate Loan Transfer Addendum.


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            IN WITNESS WHEREOF, the parties hereto have executed this Loan
Transfer Addendum on the day and year first above written.


                                    SLC STUDENT LOAN RECEIVABLES I, INC.,
                                         as Seller



                                    By:  /s/  Steven J. Gorey
                                       -----------------------------------------
                                       Name:  Steven J. Gorey
                                       Title: Chief Financial Officer


                                    SLC Student Loan TRUST-I,
                                          as Purchaser


                                    By:   THE STUDENT LOAN CORPORATION,
                                          as Administrator



                                    By:  /s/  Steven J. Gorey
                                       -----------------------------------------
                                       Name:  Steven J. Gorey
                                       Title: Chief Financial Officer


                                      DEUTSCHE BANK TRUST COMPANY AMERICAS, not
                                         in its individual capacity but solely
                                         as Seller Trustee and Purchaser Trustee



                                    By:  /s/  Eileen Hughes
                                       -----------------------------------------
                                       Name:  Eileen Hughes
                                       Title: Vice President





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                             LOAN TRANSFER SCHEDULE
                          (On file with the Custodian)